Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF GEORGIA
NEWNAN DIVISION

IN RE:	}	CASE NUMBER
	}	02-10835
}
The NewPower Company, et. al.	}	JUDGE	W. Homer Drake, Jr.
}
DEBTORS	}	CHAPTER 11

DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

FOR THE PERIOD

FROM 2/28/07 To 3/31/2007

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the Guidelines established by the United States Trustee and FRBP 2015.

Paul Ferdinands
Attorney for Debtor

Debtor's Address	Attorney's Address
and Phone Number	and Phone Number

P.O. Box 17296	191 Peachtree St.
Stamford, Ct 06907	Atlanta, GA 30303
Tel: (203) 329-8412	Tel: (404) 572-4600

NewPower Holdings, Inc.
Case Number: 02-10835	Post Petition
	Totals
For Period from February 28, 2007 - March 31, 2007

Opening Cash Balance -2/28/07	$11,328

Inflows:
Customer Collections
Collateral Returned
-Sureties
-Security Deposits
Sale Proceeds/Interest Income/Other	420	Includes $400k Lou Pai Settlement
Total Inflows	420
		Distribution of Outflows
Outflows:		NewPower	The NewPower
Post Petition:		Holdings, Inc.	Company

Professionals - Bankruptcy	86	86
Consulting Fees
Lockbox Fees	0	0
Supplies & Misc
Rent	2	2
Insurance
Utilities (Heat, Hydro, Phone, etc.)	0	0
Payroll (inlcuding tax payments & fees)	11	11
T&E Reimbursements
State Tax Payments	36	36
Distribution to Equity	500	500
Total Outflows	634	634

Net Cash Flows	(214)

Closing Cash Balance	$11,114

Amount of Cash Balance in Reserve for
Classes 8 -12	3,822

Attachment 1

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Receivable Aging and Reconciliation
For Period from February 28, 2007 - March 31, 2007
Amounts in $000's

Accounts Receivable at Petition Date:	$ 75,200

Beginning of Month Balance* - Gross	$ 13,476	(per 2/28/07 G/L)
PLUS: Current Month New Billings	-
LESS: Collections During the Month	-

End of Month Balance - Gross	$ 13,476	(per3/31/07 G/L)
Allowance for Doubtful Accounts	(13,476)

End of Month Balance - Net of Allowance	$-

Note:	The accounts receivable aging below relates only to deliveries to customers subsequent to the June 11, 2002 petition date.

AR Aging for Post Petition Receivables

	Current	> 30 days	> 60 days	Total

	$-	$-	$111	$111

Attachment 2

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Accounts Payable and Secured Payments Report
For Period from February 28, 2007 - March 31, 2007
Amounts in $000's

See attached System Generated A/P reports as of 3/31/2007 (Attachments 2A and 2B).

Beginning of Period Balance	$138	(per 2/28/07 G/L)
PLUS: New Indebtedness Incurred	44
LESS: Amounts Paid on A/P	(22)

End of Month Balance	$161	(per3/31/07 G/L)

The New Power Company	Exhibit 2A
Vendor Balance Detail
As of March 31, 2007

	Type	Date	Amount	Balance
Archivesone				0.00
	Bill	03/18/2007	494.34	494.34
	Bill Pmt -Check	03/18/2007	-494.34	0.00
Total Archivesone			0.00	0.00
Arkadin, Inc.				0.00
	Bill	03/18/2007	21.11	21.11
	Bill Pmt -Check	03/18/2007	-21.11	0.00
Total Arkadin, Inc.			0.00	0.00
AT&T				0.00
	Bill	03/06/2007	128.17	128.17
	Bill Pmt -Check	03/06/2007	-128.17	0.00
Total AT&T			0.00	0.00
Commissioner of Revenue Services, Ct				0.00
	Bill	03/10/2007	1,200.00	1,200.00
	Bill Pmt -Check	03/10/2007	-1,200.00	0.00
Total Commissioner of Revenue Services, Ct			0.00	0.00
Glass Ratner Advisory Group				31,207.50
Total Glass Ratner Advisory Group	Reissue			31,207.50
Kaster Moving Co. Inc.				0.00
	Bill	03/06/2007	82.50	82.50
	Bill Pmt -Check	03/06/2007	-82.50	0.00
Total Kaster Moving Co. Inc.			0.00	0.00
Lanna Lee Pai				0.00
	Bill	03/07/2007	500,000.00	500,000.00
	Wire	03/07/2007	-500,000.00	0.00
Total Lanna Lee Pai			0.00	0.00
Mellon Investors Services, LLC				4,456.92
	Bill Pmt -Check	03/18/2007	-4,456.92	0.00
Total Mellon Investors Services, LLC			-4,456.92	0.00
National Registered Agents, Inc				0.00
	Bill	03/18/2007	600.00	600.00
	Bill Pmt -Check	03/18/2007	-600.00	0.00
Total National Registered Agents, Inc			0.00	0.00
Poorman-Douglas Corporation				0.00
	Bill	03/18/2007	387.39	387.39
	Bill Pmt -Check	03/18/2007	-387.39	0.00
Total Poorman-Douglas Corporation			0.00	0.00
U.S. Trustee Program Payment Center				0.00
	Bill	03/06/2007	10,000.00	10,000.00
	Bill	03/06/2007	250.00	10,250.00
	Bill Pmt -Check	03/06/2007	-10,000.00	250.00
	Bill Pmt -Check	03/06/2007	-250.00	0.00
Total U.S. Trustee Program Payment Center			0.00	0.00
TOTAL			-4,456.92	31,207.50

The New Power Company	Exhibit 2B
Vendor Balance Detail
As of March 31, 2007

Name	Balance

Franchise Tax Liability	125,019.17
Payroll Tax Liablility	5,316.78
130,335.95

Glass Ratner -reissue check	31,207.50

Attachment 3

NewPower Holdings, Inc.
Case Number: 02-10835
Inventroy and Fixed Assets Report
For Period from February 28, 2007 - March 31, 2007
Amounts in $000's

Inventory Report

Inventory Balance at Petition Date	$15,587

Inventory at Beginning of Period	$-	(per 2/28/07 G/L)
PLUS: Inventrory Purchased	7,292
LESS: Inventory Used or Sold	(7,292)

End of Month Balance	$-	(per3/31/07 G/L)

Inventory is generally costed at the lower of cost or market. By the end of July 2002 we had sold all of our gas inventory either to retail customers or financial buyers as part of our asset sales.

Fixed Asset Report

Book Value at Petition Date	$1,238

Our fixed assets at petition date consisted of office furniture and equipment. These assets were transferred to our lessor in June 2002 as part of the settlement of our lease obligation.

Fixed Assets at Beginning of Period	$-
Less: Depreciation Expense	-
Less: Dispositions	-
Add: Purchases	-

Fixed Assets at End of Period	$-

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Concentration Account
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$ 353,439.23
Total Deposits	$ 781,483.31
Total Payments	$ 630,119.35
Closing Balance	$ 504,803.19
Service Charges	$ 151.28

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Money Market

Beginning Balance	$ 6,477,761.31
Total Deposits	$ 411,697.02	Interest Income + Lou Pai Settlement
Total Payments	$ 3,945.74	Payroll Taxes
Closing Balance	$ 6,885,512.59
Service Charges	$ -

First Check issued this Period		N/A
Last Check issued this Period		N/A
Total # of checks issued this Period		N/A

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company Reserve Account
Account Number:
Purpose of Account:	Reserve for Shareholder Distributions

Beginning Balance	$4,594,818
Total Deposits	$6,751
Total Payments	$(779,525)	Lana Pai Settlement & Give Back to Concentration Account
Closing Balance	$3,822,044
Service Charges	$-

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

January 2006 Interest	$19,102.57
February 2006 Interest	$17,263.46
March 2006 Interest	$19,122.65
April 2006 Interest	$27,821.49
May 2006 Interest	$29,459.33
June 2006 Interest	$28,533.24
July 2006 Interest	$29,508.59
August 2006 Interest	$29,533.65
September 2006 Interest	$58,068.60
October2006Interest	$60,103.67
November 2006 Interest	$26,916.73
December 2006 Interest	$10,788.28
January 2007 Interest	$7,896.04
February 2007 Interest	$7,144.20
March 2007 Interest	$6,751.40

Interest Calculations:
		First	2006	Jan-07	Feb-07		Mar-07	Pai Settle	Mar-07
	Shares	Distribution	YE Balance	Interest	Interest	Balance	Interest	& Give Back	Balance
Lana Pai	1,032,000	608,880.00	776,847	1,339	1,212	779,398	127	(779,525)	0
Enron Energy Services	8,650,400	5,103,736.00
Cortez Energy Services	5,000,000	2,950,000.00
McGarrett I, LLC	6,766,400	3,653,856.00
McGarrett II, LLC	8,458,200	4,567,428.00
McGarrett III, LLC	2,791,800	1,507,572.00

Surfboards & Co.- warrants	5,404,800	2,918,592.00	3,795,907	6,545	5,921	3,808,373	6,612		3,814,985
EES Warrant Trust - warrants	24,117,800	13,023,612.00
Ari Benacerraf- options	10,000	5,400.00	7,024	12	11	7,047	12		7,059

	62,231,400	34,339,076.00	4,579,778	7,896	7,144	4,594,818	6,751	(779,525)	3,822,044

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$130,119.33
Total Payments	$130,119.33
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	201021
Last Check issued this Period	201033
Total # of checks issued this Period	13

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc. - Refund Disbursement A/C
Account Number:
Purpose of Account:	Controlled Disbursements (Customer Refunds)

Beginning Balance	$0.00
Total Deposits	$13.06
Total Payments	$13.06
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	NA
Last Check issued this Period	NA
Total # of checks issued this Period	NA

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower ACH Account
Account Number:
Purpose of Account:	ACH (T&E)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Herndon, VA ABA # 051400549
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Natural Gas Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/ IBM Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$0.00

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Holdings, Inc. - Payroll Account
Account Number:
Purpose of Account:	Payroll

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	NewPower Enron Segregated A/C
Account Number:
Purpose of Account:	Concentration Account

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :		NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:		3/01/2007-3/31/2007

Name of Bank:		Royal Bank of Canada
Branch:		Ontario Transit # 00192
Account Name:		The New Power Company
Account Number:
Purpose of Account:		CAN$ Operating A/C

Beginning Balance	$0.00	CAN$
Total Deposits
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	$-

First Check issued this Period		NA
Last Check issued this Period		NA
Total # of checks issued this Period		0

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	First Union/ Wachovia
Branch:	Charlotte, NC ABA # 053000219
Account Name:	The New Power Company
Account Number:
Purpose of Account:	Power/AES Collections

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	Royal Bank of Canada
Branch:	Ontario Transit # 00192
Account Name:	The New Power Company
Account Number:
Purpose of Account:	US$ A/C

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	New York ABA # 021000021
Account Name:	The New Power Company
Account Number:
Purpose of Account:	WildCard ATM Settlement

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	JP Morgan Chase
Branch:	Syracuse, NY
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Controlled Disbursements (A/P)

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	None
Last Check issued this Period	None
Total # of checks issued this Period	None

ACCOUNT CLOSED

Attachment 4

Name of Debtor :	NewPower Holdings Inc.
Case # :	02-10835
Reporting Period:	3/01/2007-3/31/2007

Name of Bank:	Credit Suisse Asset Management
Branch:	466 Lexington Ave. NY, NY 10017-3140
Account Name:	NewPower Holdings, Inc.
Account Number:
Purpose of Account:	Short Term Cash Mgmt Portfolio

Beginning Balance	$0.00
Total Deposits	$0.00
Total Payments	$0.00
Closing Balance	$0.00
Service Charges	N/A

First Check issued this Period	N/A
Last Check issued this Period	N/A
Total # of checks issued this Period	N/A

ACCOUNT CLOSED

The New Power Company	Exhibit 5
Check Detail
March 2007

Num	Date	Name	Paid Amount

wire	03/07/2007	Lanna Lee Pai	500,000.00
201021	03/06/2007	U.S. Trustee Program Payment Center	10,000.00
201022	03/06/2007	U.S. Trustee Program Payment Center	250.00
201023	03/06/2007	Kaster Moving Co. Inc.	82.50
201024	03/06/2007	AT&T	128.17
201025	03/06/2007	CT Commissioner of Revenue Services	504.16
wire	03/06/2007	United States Treasury	3,945.74
wire	03/06/2007	United States Treasury	3,945.76
201026	03/10/2007	Commissioner of Revenue Services, Ct	1,200.00
201027	03/18/2007	M. Patricia Foster	3,381.82
201028	03/18/2007	Mellon Investors Services, LLC	4,456.92
201029	03/18/2007	Arkadin, Inc.	21.11
201030	03/18/2007	Poorman-Douglas Corporation	387.39
201031	03/18/2007	Archivesone	494.34
201032	03/18/2007	National Registered Agents, Inc	600.00
201033	03/31/2007	M. Patricia Foster	3,381.81

Attachment 6

NewPower Holdings, Inc.
Case Number: 02-10835
Monthly Tax Report
For Period from February 28, 2007 - March 31, 2007
Amounts in $000's

Taxes Paid During the Month

Employment Taxes	3.9

Taxes Owed and Due

Payroll Tax Liability	5.3

Attachment 7A

NewPower Holdings, Inc.
Case Number: 02-10835
Summary of Officer Compensation / Summary of Personnel and Insurance Coverages
For Period from February 28, 2007 - March 31, 2007
Amounts in $000's

Summary of Officer Compensation

See supplemental attachment.

Personnel Report
	Full Time	Part Time
# of Employees at beginning of period		1
# hired during the period	-	-
# terminated/resigned during period	-	-
# employees on payroll - end of period	0	1

# of employees on temporary consulting assignments		0

Confirmation of Insurance

See supplemental attachment.*

* Omitted

Attachment 7B
(Supplemental)

Payments made to insiders 3/01/07 - 3/31/07

Payments are in gross amts

	Title	Amount	Date	Type

FOSTER, MARY	President & CEO	$5,208.33	3/18/2007	Salary for pay period 3/01 -3/15
		$5,208.33	3/31/2007	Salary for pay period 3/16 -3/31

		$10,416.67

Attachment 8

NewPower Holdings, Inc.
Case Number: 02-10835
Significant Developments During Reporting Period
For Period from February 28, 2007 - March 31, 2007